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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 24, 2005


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                        BEAR ISLAND PAPER COMPANY, L.L.C.
             (Exact name of registrant as specified in its charter)


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           Virginia                   333-42201             06-0980835
(State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
      of incorporation)                                  Identification No.)

                     10026 Old Ridge Road, Ashland, VA 23005
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (804) 227-3394

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     Effective March 24, 2005, each of Joseph Allen, Robert Flug and Thomas M. Geiger resigned as a Director of the Registrant. Mr. Allen also resigned as President, Chief Operating Officer and Secretary of the Registrant, effective March 24, 2005. No disagreement between the Registrant and any of Mr. Allen, Mr. Flug or Mr. Geiger that would require disclosure under Item 5.02(a) of Form 8-K has occurred.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    March 30, 2005

                                        BEAR ISLAND PAPER COMPANY, L.L.C.
                                                (Registrant)


                                        By:  /s/ Edward D. Sherrick
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                                            Name:   Edward D. Sherrick
                                            Title:  Vice President--Finance